RESEARCH AND DEVELOPMENT EXPENSES (Tables)	12 Months Ended
Dec. 31, 2024
RESEARCH AND DEVELOPMENT EXPENSES
Schedule of Research and Development Expenses

	Year Ended December 31,
	2024	2023	2022
Gross research and development expenses	(8,413)	(7,596)	(5,751)
Research Tax Credit	458	411	581
Grants	229	222	250
Net Research and development expenses	(7,726)	(6,963)	(4,920)